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                                                                   Exhibit 23(b)





                         INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement on Form S-4 of Intrepid Capital Corporation, of our report dated May 11, 1998, appearing in the Annual Report on Form 10-KSB, as amended, of Enviroq Corporation for the year ended March 28, 1998 and to the reference to us under the heading "Experts" in the Proxy Statement/Prospectus and Offer to Redeem which is a part of this Registration Statement.







Birmingham, Alabama                            /s/  Deloitte & Touche LLP
November 5, 1998                               --------------------------------